UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2004


                      WILSON GREATBATCH TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     1-16137                 16-1531026
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)



      9645 Wehrle Drive, Clarence, New York                       14031
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (716) 759-5600


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5.  Other Events.


         Institutional Shareholder Services ("ISS") requested that Wilson Greatbatch Technologies ("WGT") provide ISS with additional information about tax fees that WGT reported in its proxy statement for its 2004 Annual Meeting of Stockholders. ISS further requested that WGT publish this information either in a Form 8-K filing or in a press release.

The following is information that WGT provided to ISS:

                                   AUDIT FEES

         The following table sets forth the aggregate fees billed by the company's independent accountants, Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu and their respective affiliates, or collectively, Deloitte, for services provided for the fiscal year 2003:

                                                                   2003
                                                               -----------
          Audit Fees                                           $   210,700
          Audit-Related Fees                                        40,200
          Tax Fees - Preparation and Compliance                     61,000
                                                               -----------
                    Total Audit and Audit-Related Fees             311,900
          Tax Fees - Other (a)                                     229,100
          All Other Fees                                                --
                                                               -----------
                    Total Fees                                 $   541,000
                                                               ===========

(a) Includes fees for state and federal tax planning projects, tax research and tax audits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  May 6, 2004                           By:    /S/ LAWRENCE P. REINHOLD
                                                    ----------------------------
                                                    Lawrence P. Reinhold
                                                    Executive Vice President and
                                                    Chief Financial Officer